Inspiring Confidence in e-Business February 2004 ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. ? 2004 RSA Security Inc. All rights reserved 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive Risk Statements (2 of 3) ? 2004 RSA Security Inc. All rights reserved 5 pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 26, 2003 and Form 10-Q filed on October 31, 2003. Risk Statements (3 of 3) ? 2004 RSA Security Inc. All rights reserved 7

Agenda 7:00 - 7:30 Breakfast and Registration 7:30 - 7:45 Introduction - Art Coviello, President & CEO 7:45 - 8:15 Strategy, Markets & Drivers - Joe Uniejewski, SVP & CTO 8:15 - 8:30 Financial Performance - Jeff Glidden, SVP & CFO 8:30 - 9:00 Final Q&A 9 ? 2003 RSA Security Inc. All rights reserved

RSA Security's Vision Inspire everybody to confidently experience the promise and power of the Internet. Inspire everybody to confidently experience the promise and power of the Internet. ? 2004 RSA Security Inc. All rights reserved 11

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 13 ? 2004 RSA Security Inc. All rights reserved

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 15 Secure Enterprise Access ? 2004 RSA Security Inc. All rights reserved

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Strategic Initiatives 17 Core Value Maximization Adjacency Extension New Business Creation Core Transformation Secure Enterprise Access ? 2004 RSA Security Inc. All rights reserved

Agenda 7:00 - 7:30 Breakfast and Registration 7:30 - 7:45 Introduction - Art Coviello, President & CEO 7:45 - 8:15 Strategy, Markets & Drivers - Joe Uniejewski, SVP & CTO 8:15 - 8:30 Financial Performance - Jeff Glidden, SVP & CFO 8:30 - 9:00 Final Q&A 19 ? 2003 RSA Security Inc. All rights reserved

Leadership in e-Security Virtually 2 decades dedicated to identity and access management Leading market share in strong two-factor authentication Over 1 billion units of software shipped with RSA technology inside Industry-leading initiatives, including RSA(r) Conference and RSA Laboratories Leading critical industry standards development Liberty Alliance Project SAML PKCS ? 2004 RSA Security Inc. All rights reserved 21

Advancing e-Business Transforming e-security into a business enabler Thousands of customers worldwide 89% of the Fortune 100 66% of the Fortune 500 88% of the world's top 50 banks ? 2004 RSA Security Inc. All rights reserved 23

Worldwide Distribution & Operations ? 2004 RSA Security Inc. All rights reserved Sales & Professional Services Customer Support 25 Sales operations and affiliates in 45 countries Distribution with 1800 Channel Partners WW RSA Sales & Marketing Team of 390 Technical & Professional Services 24/7 "Follow the Sun" Support WW RSA Services Team of 120

Seamless Solutions Solutions fit seamlessly into heterogeneous environments 1,000+ technology partner relationships around the world Commitment to implementing industry standards within our product offerings World-class services organization to support any environment ? 2004 RSA Security Inc. All rights reserved 27

RSA Security Solutions Secure Mobile & Remote Access Secure Mobile & Remote Access Secure Enterprise Access Secure Enterprise Access Secure Transactions Secure Transactions Identity & Access Management Identity & Access Management ? 2004 RSA Security Inc. All rights reserved 29

16

Summary: GTM Initiatives for 2004

Customer Need	Security/IT Drivers	Key Applications	Distribution	Products
Secure Mobile & Remote Access	▪ Risk mgmt. & mitigation ▪ Regulatory compliance ▪ Help desk and administrative cost reduction	▪ VPN ▪ Citrix ▪ Web portals ▪ WLAN ▪ SSL VPN	▪ Indirect (2-Tier) ▪ Direct Sales (named)	▪ RSA SecurID® ▪ RSA® Mobile
Identity & Access Management	▪ Improved user experience ▪ Help desk and administrative cost reduction ▪ Risk mgmt. & mitigation ▪ Regulatory & partner compliance	▪ Portals ▪ Intranet ▪ Extranet ▪ Supply chain ▪ e-Government	▪ Direct Sales ▪ C/SI Partners	▪ RSA ClearTrust® ▪ Thor Xellerate®
Secure Enterprise Access	▪ Improved user experience ▪ Cost Reduction ▪ Risk management & mitigation ▪ Regulatory compliance	▪ Microsoft Windows login ▪ Enterprise SSO ▪ WLAN ▪ Smart Badging	▪ Direct Sales	▪ RSA SecurID® ▪ RSA Passage ▪ RSA Keon®
Secure Transactions	▪ Shift in application architectures ▪ Reduce application development cost ▪ Risk management & mitigation ▪ Regulatory compliance	▪ B2B trading networks / supply chain ▪ Web services ▪ Embedded / OEM ▪ Regulated vertical applications	▪ Direct Sales ▪ OEM	▪ RSA BSAFE® ▪ RSA Keon® ▪ RSA SecurID®

© 2004 RSA Security Inc. All rights reserved

Secure Mobile and Remote Access Results Sales from RSA SecurID(r) products and services grew 20% in 2003 Added 3,000 new customers in 2003 Q4 was strongest quarter ever New distribution strategy to grow RSA SecurID(r) software sales Penetrating SMB and enterprise markets through our VAR channel RSA signed 750 new customers through the channel in Q4 alone Opportunities Companies are moving away from weak and costly passwords Number of remote access users is growing 72 Million remote access users (RSA has only penetrated 25% of this market) ? 2004 RSA Security Inc. All rights reserved 33

18

Identity & Access Management

- Results
  - Sales from RSA ClearTrust® products and services grew 9% quarter over quarter
  - Shipped RSA ClearTrust® software v 5.5 in Q4
    - Federated Identity Module gives RSA the lead in the market
    - Advanced User Management Module enhancements
  - "Accelerated I&AM Delivery Solution"
    - RSA selected by Accenture as key technology provider in its I&AM go to market
    - Solution utilizes RSA ClearTrust ® software and Thor Xellerate® software
- Opportunities
  - RSA offering a comprehensive I&AM solution
    - Strategic partnership with Thor for provisioning
  - Companies beginning to web-enable their applications as budgets are reinstated

Secure Enterprise Access • Identity & Access Management • Secure Mobile & Remote Access • Secure Transactions

© 2004 RSA Security Inc. All rights reserved

Secure Enterprise Access Results 200 customers bought RSA Security smart card solutions in 2003 Opportunities More assets and applications being opened to employees Companies placing more importance on protecting assets inside the firewall New Opportunities for RSA SecurID(r), RSA Passage and RSA Keon(r) solutions RSA SecurID(r) for Microsoft(r) Windows(r) ? 2004 RSA Security Inc. All rights reserved 37

Authentication in the Enterprise The Business Problem Need to protect corporate resources Inconsistent user experience Inability to meet regulatory compliance Inability to audit Escalating help desk costs ? 2004 RSA Security Inc. All rights reserved 39

Passwords = Poor Security Multiple passwords Frequent password changes ? 2004 RSA Security Inc. All rights reserved 41

RSA SecurID for Microsoft Windows Secure Simple Auditable Beta program scheduled to commence May 2004 Commercial availability expected in Q3 2004 ? 2004 RSA Security Inc. All rights reserved 43

RSA SecurID for Microsoft Windows Online and offline authentication to Microsoft Windows ? 2004 RSA Security Inc. All rights reserved 45

Secure Transactions Results Revenue stabilized in 2003 $21M revenue stream for RSA Security Managing business for profitability and growth Opportunities Transaction security becoming more important as companies web- enable their businesses Compliance requirements at federal, state and industry level in key vertical markets: Government, Financial Services, Healthcare Customer need for embedded security that is FIPs-certified and supported by a reputable vendor ? 2004 RSA Security Inc. All rights reserved 47

18M strong authentication users 72M remote access users The Market Opportunity Source: RSA Security estimates as of year-end 2003 >300M online business users ? 2004 RSA Security Inc. All rights reserved 49

One User, One Infrastructure, One Identity - Multiple Uses Multiple Uses ? 2004 RSA Security Inc. All rights reserved 51

Agenda 7:00 - 7:30 Breakfast and Registration 7:30 - 7:45 Introduction - Art Coviello, President & CEO 7:45 - 8:15 Strategy, Markets & Drivers - Joe Uniejewski, SVP & CTO 8:15 - 8:30 Financial Performance - Jeff Glidden, SVP & CFO 8:30 - 9:00 Final Q&A 53 ? 2003 RSA Security Inc. All rights reserved

Q4 2003 Financial Results Strong Q4 Operating Metrics Revenues increased to $70.7M Increased 16% versus prior year Enterprise revenue increased 23% Above Q4 guidance of $63-67M GAAP Earnings per share $.10 Above Q4 guidance of $.04-.07/sh Cash increased by $16M to $207M DSO of 43 days Q4 2002 Revenue Q4 2003 Revenue Enterprise 52.9 64.9 OEM/Dev 8.1 5.8 $ in Millions $61.0 $70.7 ? 2004 RSA Security Inc. All rights reserved 55

Revenue Trends Q1 2002 - Q4 2003 $55.5 $56.6 $59.0 $61.0 $61.3 $64.5 $63.4 $ in millions ? 2004 RSA Security Inc. All rights reserved $70.7 57

Revenue Growth Rates FY 2003 vs. FY 2002 59 ? 2004 RSA Security Inc. All rights reserved $260 $236 $214 $ in millions

Diverse Vertical Markets FY 2003 Revenue* ? 2004 RSA Security Inc. All rights reserved Sold to 4,500 customers during Q4 2003 Increased customer base by 30% during FY 2003 *Based on company estimates 61

Revenue Mix - FY 2003 Geography Mix Americas 62% EMEA 28% Asia Pac & Japan 10% Channel Mix ? 2004 RSA Security Inc. All rights reserved Distributor - non stocking 30% Distributor - stocking 8% Direct - 41% Resellers - 21% 63

Financial Results - Balance Sheet Summary ? 2004 RSA Security Inc. All rights reserved ? 2004 RSA Security Inc. All rights reserved 65

RSA 2003 Cash Flow Summary RSA 2003 Cash Flow Summary ? 2004 RSA Security Inc. All rights reserved 67

Financial Performance - P&L % of Revenue Q1 2002 - Q4 2003 ? 2004 RSA Security Inc. All rights reserved *The amounts presented above for FY 2002 are results from core operations (non-GAAP). On April 10, 2003, July 17, 2003, October 16, 2003, and January 29, 2004 RSA Security reported Q1 03, Q2 03, Q3 03, & Q4 03 results on a GAAP basis. At that time, RSA Security included a full reconciliation of its current GAAP reporting with historical (non-GAAP) results from core operations in 2002, which are available on the Company's website at www.rsasecurity.com. Management believes that providing this data will enable investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. 69

RSA Key Metrics & Quality of Earnings Breadth & Depth of Customer Base Broad & Expanding Vertical Markets 10,000 Customer Transactions per Quarter Average Transaction - $7,000 Product & Services Backlog - Dec 2003 $15 million Deferred Revenue (Maintenance Contracts) $34 million Linearity of Revenue within each Quarter of 2003 DSO @ 43 days Cash Flow from Operations 2003* $39 million 2003 Operating Cash Flow per Share $0.63/share GAAP EPS $0.24/share * Cash flow from Operations, excluding Tax refund of $52M & Restructure of $10M ? 2004 RSA Security Inc. All rights reserved 71

Investment Summary Strong and growing market leadership position Growth opportunities in core and adjacent markets Increasing need for I&AM and strong security as companies web- enable their businesses Proven products and technology Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence ? 2004 RSA Security Inc. All rights reserved 73

www.rsasecurity.com ? 2004 RSA Security Inc. All rights reserved 75